UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):           FEBRUARY 4, 2003


                           SELECT COMFORT CORPORATION
             (Exact name of registrant as specified in its charter)


      MINNESOTA                     0-25121                 41-1597886
(State of Incorporation)      (Commission File             (IRS Employer
                                   Number)                  Identification No.)


      6105 TRENTON LANE NORTH
      MINNEAPOLIS, MINNESOTA                        55442
      (Address of principal                       (Zip Code)
            executive offices)


Registrant's telephone number, including area code: (763) 551-7000

ITEM 9.  REGULATION FD DISCLOSURE.

     On February 4, 2003, the registrant issued a press release, as follows:



FOR IMMEDIATE RELEASE               CONTACT:   Mark Kimball (763) 551-7070
                                               Select Comfort Corporation
                                               mark.kimball@selectcomfort.com

                       SELECT COMFORT CORPORATION REPORTS
                   RECORD FOURTH QUARTER AND FULL-YEAR RESULTS
         2002 REVENUES UP 28 PERCENT, Q4 SAME STORE SALES UP 38 PERCENT,
                          COMPANY ANNOUNCES Q1 GUIDANCE

     MINNEAPOLIS, MINN. (February 4, 2003) - Select Comfort Corporation (NASDAQ:
SCSS), the nation's leading bed retailer and creator of the Sleep Number(R) bed, today announced results for the fourth quarter and year ended December 28, 2002. The company reported its sixth consecutive quarterly profit with pro forma (after tax) net income of $5.3 million, or $0.15 per fully diluted share, compared with net income of $0.03 per share pro forma (after tax) in fourth quarter 2001. Fourth quarter 2002 net sales were $92.3 million, 33 percent higher than fourth quarter 2001 net sales of $69.3 million. For the full 2002 fiscal year, the Company reported pro forma (after tax) earnings of $12.2 million or $.37 per share on net sales of $335.8 million. Cash and marketable securities balances at year end were $40.8 million, and the company has no interest-bearing debt.

     Under Generally Accepted Accounting Principles (GAAP), the company's fourth quarter reported earnings were $7.7 million or $.21 per share and 2002 earnings were $37.1 million or $1.09 per share. A full reconciliation of pro forma results versus GAAP results is included later in this release.

     A comparison of key operating results for the fourth quarters and full years of 2002 and 2001 are as follows (in millions, except per-share amounts):

                                                        Q4                 TWELVE MONTHS
                                                        --          |      -------------
                                                 2002        2001   |     2002        2001
                                                 ----        ----   |     ----        ----
                                                                    |
Net sales                                       $92.3       $69.3   |   $335.8      $261.7
Operating income                                $ 8.8       $ 1.7   |   $ 21.0      $(10.6)
Pro forma after tax net income                  $ 5.3       $ 0.6   |   $ 12.2      $ (7.5)
Pro forma after tax earnings per diluted share  $0.15       $0.03   |   $ 0.37      $(0.41)
Reported net income (loss)                      $ 7.7       $ 1.1   |   $ 37.1      $(12.1)
Reported earnings (loss) per diluted share      $0.21       $0.04   |   $ 1.09      $(0.66)
Comparable store sales                          + 38%       +  1%   |   +  27%      -   4%
                                                                    |

     "We are energized by the performance and momentum of Select Comfort and the strong sales of our innovative Sleep Number(R) bed," said Bill McLaughlin, president and chief executive officer. "Throughout 2002, our revenues consistently grew more than 20 percent over prior year, and in the fourth quarter, our revenue growth exceeded 30 percent. Profit growth was even stronger, with margin acceleration outpacing volume growth - a reflection of our advantaged cost structure."

     "As positive as 2002 was for Select Comfort, the real opportunity lies ahead," McLaughlin continued. "Our national brand awareness remains below five percent - although we have proven we can achieve 20 percent awareness in key markets. We are working to rapidly increase our national brand awareness through expansion of our highly successful Sleep Number(R) advertising campaign. Combined with retail store expansion, continued product innovation and leverage of our unique financial model, I'm confident 2003 will be another record-breaking year for Select Comfort."

     Select Comfort plans to continue to invest in growth and profit in 2003. Key initiatives will continue to follow the company's four strategic priorities:

o    Increase brand and product awareness
          - Increase advertising investment by 25 percent or more, expanding Sleep Number(R) national advertising to increase national brand awareness
          - Expand the local Sleep Number(R) advertising campaign into four new markets, for a total of 20 markets, representing approximately 46 percent of Select Comfort's retail revenue.
          - Double the radio personality endorsement advertising program, adding 65 new local radio personalities in 65 markets
o    Expand profitable distribution
     -    Open 20-30 new stores
     -    Remodel approximately 100 stores
o    Continue to provide product news and improvements
     -    Extend rollout of adjustable foundation to 166 additional stores in Q1
     -    Launch Grand King bed in first quarter

o    Strengthen financial position
     -    Continue disciplined cost management to improve operating margins
     -    Leverage just-in-time inventory and make-to-order bed production
     - Upgrade our Oracle enterprise information systems to support future growth and productivity.

GUIDANCE
     Assuming continued performance of advertising and growth programs, no significant changes to the U.S. economic recovery or mattress industry growth rates, or competitive reaction to the company's recent success, estimated performance ranges for first quarter 2003 are expected to be:


                                              FIRST QUARTER
                                              -------------
                                          2003            2002
                                          ----            ----
Net sales (millions)                $92 -- $96           $81.2

Earnings per diluted share      $0.07 -- $0.09         $0.06(1)

Stores open at end of period               323             322

Estimated fully diluted                   37.5            33.0
shares (millions)

(1)Pro forma (after tax) earnings. Reported earnings of $.11/share exclude income tax expense.

     Based on strong sales trends through the first five weeks of the first quarter, the Company's management is highly confident it will meet its previously announced earnings range of $.44 to $.48 per share for fiscal 2003.

     The Company's management has presented its earnings on a pro forma after tax basis to improve comparability with future period earnings expectations. Generally Accepted Accounting Principles (GAAP) did not allow the Company to reduce its earnings for income tax expense in fiscal 2002. However, GAAP will require that the Company's earnings be reduced for income taxes in future years. In addition, the Company excluded from 2002 pro forma after tax earnings the non-cash charges associated with early repayment of its $5 million senior debt in 2002. The Company has no remaining debt which could result in similar non-cash charges in future periods.

     Select Comfort will hold a conference call to discuss its fourth quarter results on February 4, 2003, at 10:00 a.m. Central Time. A simultaneous webcast of the call will be available in the Investor Relations section of WWW.SELECTCOMFORT.COM. A digital replay of the conference call will be accessible beginning at approximately 1:00 p.m. Central Time on February 4, 2003, through 5:00 p.m. Central Time on February 11, 2003. To access the replay, please call 800-642-1687 from anywhere in the U. S. International callers may dial 706-645-9291. The passcode for the replay is 7458994. An archived replay of the conference call may also be accessed after approximately 12:30 p.m. Central Time on February 4, 2003 at WWW.SELECTCOMFORT.COM.

     Founded in 1987, Select Comfort Corporation is the nation's leading bed retailer (2), holding 27 U.S. issued or pending patents for its personalized sleep products. The company designs, manufactures and markets a line of adjustable-firmness mattresses featuring air-chamber technology, branded the Sleep Number(R) bed, as well as foundations and sleep accessories. Select Comfort's products are sold through its 321 retail stores located nationwide, including leased departments in 13 Bed Bath & Beyond stores; through selected bedding retailers; through its national direct marketing operations; and on the Internet at WWW.SELECTCOMFORT.COM.
                                      ###


     Statements used in this press release that relate to future plans, events, financial results or performance are forward-looking statements that are subject to certain risks and uncertainties including, among others, such factors as general and industry economic trends, uncertainties arising from the possibility of war and other global events, consumer confidence, effectiveness of our advertising and promotional efforts, acceptance of our products and sleep technology, industry competition, our dependence on significant suppliers, including Conseco Finance for extension of consumer credit, and the vulnerability of any suppliers to recessionary pressures, labor negotiations, liquidity concerns or other factors, risks inherent in conversion of enterprise information systems, as well as the risk factors listed from time to time in the company's filings with the SEC, including the company's Annual Report on Form 10-K and other periodic reports filed with the SEC.

     The company has no obligation to publicly update or revise any of the forward-looking statements that may be in this news release.

(2)  Top 25 Bedding Retailers, FURNITURE TODAY, August 12, 2002

                           SELECT COMFORT CORPORATION
                                AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                          THREE MONTHS ENDED (UNAUDITED)             TWELVE MONTHS ENDED
                                          ------------------------------        ------------------------------
                                           DECEMBER 28,    DECEMBER 29,          DECEMBER 28,    DECEMBER 29,
                                              2002            2001                  2002            2001
                                          --------------  --------------        --------------  --------------
 Net sales                                   $ 92,263        $ 69,341             $ 335,795       $ 261,687
 Cost of sales (1)                             34,584          26,965               125,796         107,210
                                          --------------  --------------        --------------  --------------
   Gross margin                                57,679          42,376               209,999         154,477
                                          --------------  --------------        --------------  --------------
 Operating expenses:
   Sales and marketing (1)                     40,309          32,815               155,890         138,417
   General and administrative                   8,534           6,584                32,854          24,836
   Store closings and asset impairments             -           1,318                   233           1,826
                                          --------------  --------------        --------------  --------------
       Total operating expenses                48,843          40,717               188,977         165,079
                                          --------------  --------------        --------------  --------------
 Operating income (loss)                        8,836           1,659                21,022         (10,602)
                                          --------------  --------------        --------------  --------------
 Other income (expense), net                     (268)           (709)               (1,282)         (1,464)
                                          --------------  --------------        --------------  --------------
 Income (loss) before income taxes              8,568             950                19,740         (12,066)
 Income tax expense (benefit)                     477            (115)              (17,762)              -
                                          --------------  --------------        --------------  --------------
 Income (loss) before extraordinary loss        8,091           1,065                37,502         (12,066)
 Extraordinary loss from early
   extinguishment of debt, net of tax            (380)              -                  (380)              -
                                          --------------  --------------        --------------  --------------
 Net income (loss)                           $  7,711        $  1,065             $  37,122       $ (12,066)
                                          ==============  ==============        ==============  ==============

 Net income (loss) per share - basic         $   0.25        $   0.06             $    1.51       $   (0.66)
                                          ==============  ==============        ==============  ==============
 Weighted average shares - basic               30,488          18,274                24,549          18,157
                                          ==============  ==============        ==============  ==============

 Net income (loss) per share - diluted       $   0.21        $   0.04              $   1.09       $   (0.66)
                                          ==============  ==============        ==============  ==============
 Weighted average shares - diluted             36,635          30,869                34,532          18,157
                                          ==============  ==============        ==============  ==============


CONSOLIDATED STATEMENTS OF OPERATIONS
EXPRESSED AS A PERCENTAGE OF NET SALES:

 Net Sales                                      100.0%          100.0%                100.0%          100.0%
 Cost of sales                                   37.5%           38.9%                 37.5%           41.0%
                                          --------------  --------------        --------------  --------------
   Gross margin                                  62.5%           61.1%                 62.5%           59.0%
                                          --------------  --------------        --------------  --------------
 Operating expenses
   Sales and marketing                           43.7%           47.3%                 46.4%           52.9%
   General and administrative                     9.2%            9.5%                  9.8%            9.5%
   Store closings & asset impairments               -             1.9%                  0.1%            0.7%
                                          --------------  --------------        --------------  --------------
     Total operating expenses                    52.9%           58.7%                 56.3%           63.1%
                                          --------------  --------------        --------------  --------------

 Operating income                                 9.6%            2.4%                  6.3%           (4.1%)

 Net income                                       8.4%            1.5%                 11.1%           (4.6%)

(1) Note: In the fourth quarter 2002 the Company elected to reclassify from sales and marketing expense to costs of sales the costs associated with delivery of its products. As a result of this change in presentation, cost of sales increased and selling and marketing expenses decreased by equivalent amounts outlined below:

     o Three months ended: December 28, 2002 - $6.0 million, December 29, 2001 - $4.1 million
     o Twelve months ended: December 28 2002 - $20.6 million, December 29, 2001 - $17.1 million

This change in classification does not affect operating income or net income.

For information on the affect of this reclassification on prior quarters please go to the investor relations section of the Company's website at www.selectcomfort.com.

                           SELECT COMFORT CORPORATION
                                AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)


                                                            DECEMBER 28,     DECEMBER 29,
                                                               2002             2001
                                                           --------------   --------------
                          ASSETS
 Current assets:
   Cash and cash equivalents                                 $  27,176         $ 16,375
   Marketable securities - current                              12,146                -
   Accounts receivable, net of allowance for doubtful
     accounts of $340 and $311, respectively                     3,270            2,623
   Inventories                                                   8,980            8,086
   Prepaid expenses                                              5,467            3,588
   Deferred tax assets                                          12,955                -
                                                           --------------   --------------
       Total current assets                                     69,994           30,672

 Marketable securities - non-current                             1,502                -
 Property and equipment, net                                    28,977           30,882
 Deferred tax assets                                             4,352                -
 Other assets                                                    3,506            5,882
                                                           --------------   --------------
       Total assets                                          $ 108,331         $ 67,436
                                                           ==============   ==============

           LIABILITIES AND SHAREHOLDERS' EQUITY
 Current liabilities:
   Current maturities of long-term debt                      $      11         $     28
   Accounts payable                                             16,508           15,216
    Accruals:
     Sales returns                                               3,181            3,624
     Compensation and benefits                                  13,666            7,179
     Taxes and withholding                                       2,779            3,032
     Consumer prepayments                                        1,964            1,263
     Other                                                       5,120            4,069
                                                           --------------   --------------
       Total current liabilities                                43,229           34,411

 Long-term debt, less current maturities                         2,991           17,109
 Accrued warranty costs                                          3,626            5,030
 Other liabilities                                               3,970            4,114
                                                           --------------   --------------
       Total liabilities                                        53,816           60,664
                                                           --------------   --------------

 Shareholders' equity:
   Undesignated preferred stock; 5,000,000 shares
     authorized, no shares issued and outstanding                    -                -
   Common stock, $.01 par value; 95,000,000 shares
     authorized, 30,727,101 and 18,302,307 shares issued
     and outstanding, respectively                                 307              183
   Additional paid-in capital                                   92,184           81,687
   Accumulated deficit                                         (37,976)         (75,098)
                                                           --------------   --------------
       Total shareholders' equity                               54,515            6,772
                                                           --------------   --------------
       Total liabilities and shareholders' equity            $ 108,331         $ 67,436
                                                           ==============   ==============

                           SELECT COMFORT CORPORATION
                                AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (IN THOUSANDS)

                                                                    TWELVE MONTHS ENDED
                                                              -------------------------------
                                                               DECEMBER 28,     DECEMBER 29,
                                                                  2002             2001
                                                              --------------   --------------
Cash flows from operating activities:
  Net income (loss)                                              $ 37,122       $ (12,066)
  Adjustments to reconcile net income (loss) to
    net cash provided by operating activities:
    Depreciation and amortization                                  10,473          10,082
    Loss on disposal of assets and impaired assets                    548           1,687
    Deferred tax assets                                           (17,307)              -
    Change in operating assets and liabilities:
      Accounts receivable, net                                       (647)             70
      Inventories                                                    (894)          2,926
      Prepaid expenses                                             (1,879)          2,023
      Other assets                                                  1,441          (2,244)
      Accounts payable                                              1,292          (2,055)
      Accrued compensation and benefits                             6,487           1,154
      Other accruals and liabilities                                 (492)         (1,163)
                                                              --------------   --------------
        Net cash provided by operating activities                  36,144             414
                                                              --------------   --------------
Cash flows from investing activities:
  Purchases of property and equipment                              (7,802)         (4,859)
  Investments in marketable securities                            (24,780)              -
  Proceeds from maturity of marketable securities                  11,132           3,950
                                                              --------------   --------------
        Net cash used in investing activities                     (21,450)           (909)
                                                              --------------   --------------
Cash flows from financing activities:
  Principal payments on debt                                       (5,022)            (38)
  Proceeds from issuance of common stock                            1,129             370
  Net proceeds from issuance of long-term debt                          -          15,040
                                                              --------------   --------------
        Net cash (used in) provided by financing activities        (3,893)         15,372
                                                              --------------   --------------

Increase in cash and cash equivalents                              10,801          14,877
Cash and cash equivalents, at beginning of period                  16,375           1,498
                                                              --------------   --------------
Cash and cash equivalents, at end of period                      $ 27,176       $  16,375
                                                              ==============   ==============

                           SELECT COMFORT CORPORATION
                                AND SUBSIDIARIES
                            SUPPLEMENTAL INFORMATION

SELECT COMFORT PRO FORMA NET INCOME RECONCILIATION
     Pro forma net income reflects the company's net income before:
     o one-time, non-operating, non-cash addition to earnings of $17.9 million which reflects the expected tax benefits from net operating loss carryforwards and other deferred tax assets
     o one-time, non-operating, non-cash decrease to earnings of $614,000 ($380,000 after tax) which reflects the write off of certain costs associated with the early repayment of $5 million senior debt and,
     o    estimated income taxes utilizing an effective tax rate of 38 percent.


                                                           I.      Three Months              II.      YTD Ended
                                                          -----------------------------     -----------------------------
                                                          DEC. 28, 2002   DEC. 28, 2002     DEC. 28, 2002   DEC. 28, 2002
                                                             PRO FORMA         GAAP            PRO FORMA         GAAP
                                                          -------------   -------------     -------------   -------------
RECONCILIATION OF PRO FORMA NET INCOME TO
NET INCOME UNDER GENERALLY ACCEPTED
ACCOUNTING PRINCIPLES (GAAP):
Income before income taxes                                    $ 8,568         $ 8,568          $ 19,740        $ 19,740

Income taxes - pro forma at 38%                                (3,256)           (477)           (7,501)           (477)
Restoration of deferred tax assets - income tax benefit             -               -                 -        $ 18,239
Extraordinary loss, from early
  extinguishment of debt, net of tax                                -            (380)                -            (380)
                                                          -------------   -------------     -------------   -------------
Net Income                                                    $ 5,312         $ 7,711          $ 12,239        $ 37,122
                                                          -------------   -------------     -------------   -------------


EARNINGS PER SHARE INFORMATION

                                                           III.    Three Months              IV. Twelve Months Ended
                                                          -----------------------------     -----------------------------
                                                          DEC. 28, 2002   DEC. 29, 2001     DEC. 28, 2002   DEC. 29, 2001
                                                          -------------   -------------     -------------   -------------
RECONCILIATION OF GAAP EPS INFORMATION:
Net income (loss)                                             $ 7,711         $ 1,065          $ 37,122        $(12,066)
Add:  Interest expense on convertible debt                         54             310               563               -
                                                          -------------   -------------     -------------   -------------
Net income (loss) attributable to common shareholders         $ 7,765         $ 1,375          $ 37,685        $(12,066)
                                                          =============   =============     =============   =============

Weighted average shares outstanding                            30,488          18,274            24,549          18,157
Effect of dilutive securities:
      Options                                                   2,629             507             1,884               -
      Warrants                                                  2,792           1,088             2,885               -
      Convertible debt                                            727          11,000             5,214               -
                                                          -------------   -------------     -------------   -------------
Dilutive weighted average shares outstanding                   36,636          30,869            34,532          18,157
                                                          =============   =============     =============   =============

Diluted earnings per share                                    $   .21         $   .04          $   1.09        $   (.66)
                                                          =============   =============     =============   =============


                                                           V.      Three Months              VI. Twelve Months Ended
                                                          -----------------------------     -----------------------------
                                                          DEC. 28, 2002   DEC. 29, 2001     DEC. 28, 2002   DEC. 29, 2001
                                                          -------------   -------------     -------------   -------------
RECONCILIATION OF GAAP DILUTED EARNINGS
PER SHARE TO PRO FORMA DILUTED EARNINGS PER SHARE:
GAAP diluted earnings per share                               $   .21         $   .04          $   1.09        $   (.66)
Effect of:
      Income taxes at 38%                                        (.08)           (.01)             (.22)             .25
      Extraordinary item                                          .02               -               .02                -
      Restoration of deferred tax assets                            -               -              (.52)               -
                                                          -------------   -------------     -------------   -------------
Pro forma diluted earnings per share                          $   .15         $   .03          $    .37         $   (.41)
                                                          -------------   -------------     -------------   -------------

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      SELECT COMFORT CORPORATION
                                      (Registrant)


Dated:  February 4, 2003              By:   /s/ Mark A. Kimball
                                         ---------------------------------------

                                      Title:       Senior Vice President
                                            ------------------------------------